Exhibit 10.91

AMENDMENT 5 TO ACQUISITION AGREEMENT

This Amendment 5 to Acquisition Agreement (this “Amendment”), dated March 12, 2017 is entered into by and among China United Insurance Service, Inc., a company with limited liability incorporated under the laws of Delaware (“CUIS”) and the selling shareholders of Action Holdings Financial Limited (“AHFL”) as listed in Schedule I of this Amendment (the “Selling Shareholders”) .

CUIS and the Selling Shareholders are collectively referred to as the “Parties” and each a “Party” under this Amendment.

WHEREAS, the Parties entered into the Acquisition Agreement on August 24, 2012 (the “Agreement”), pursuant to which CUIS acquired any and all issued and outstanding shares of AHFL and became the sole shareholder of AHFL, and the Parties agreed that CUIS shall pay the consideration set forth in Section 2.2 of the Agreement for such acquisition.

WHEREAS, the Company and the selling shareholders of AHFL entered into a fourth amendment to the Agreement, pursuant to which, on or prior to March 31, 2017, the Company agreed to distribute the cash payment in the amount of NT$15 million.

WHEREAS, the Selling Shareholders and CUIS desire to amend certain provisions of Sections 2.2(iii) of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions set forth herein, the Parties hereto agree as follows:

To amend and restate Sections 2.2(iii):

(iii) pay NT$15 million to the Selling Shareholders in the amounts set forth opposite each Selling Shareholder's name on Schedule I on or prior to March 31, 2019 or at any other time or in any other manner otherwise agreed upon by and among the Parties.

Capitalized terms defined in the Agreement have, unless expressly defined in this Amendment or the context requires otherwise, the same meaning in the Agreement.

Except amended by this Amendment, any other provision of the Agreement shall remain unchanged. This Amendment together with the Agreement shall constitute the entire agreement among the Parties with respect to the subject matter of the Agreement and shall supersede all previous communications of the Parties in respect of the subject matter of the Agreement. This Amendment is made in one or more counterparts, all of which will be considered one and the same agreement and will become effective. When one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF the Parties hereto have executed this Amendment as of the day and year first above written.

China United Insurance Service, Inc.

By:	/s/Yi-Hsiao Mao
Name:	Yi-Hsiao Mao
Title:	Director

By: /s/ MAO YI HSIAO	By: /s/ CHOU CHUNG HSIEN
Name: MAO YI HSIAO	Name: CHOU CHUNG HSIEN

By: /s/ CHEN HUNG JU	By: /s/ YU HENG CHI
Name: CHEN HUNG JU	Name: YU HENG CHI

By: /s/ CHENG MIN LUNG	By: /s/ CHEN HSIN CHU
Name: CHENG MIN LUNG	Name: CHEN HSIN CHU

By: /s/ LEE TSUN HSING	By: /s/ CHEN SHU TZU
Name: LEE TSUN HSING	Name: CHEN SHU TZU

By: /s/ YEH FU CHAO	By: /s/ CHEN YING CHANG
Name: YEH FU CHAO	Name: CHEN YING CHANG

By: /s/ HSU MING CHU	By: /s/ CHEN YI CHING
Name: HSU MING CHU	Name: CHEN YI CHING

By: /s/ YU WANG CHIN	By: /s/ YANG LI LING
Name: YU WANG CHIN	Name: YANG LI LING

By: /s/ WANG LING SHUEH	By: /s/ CHEN PO CHIANG
Name: WANG LING SHUEH	Name: CHEN PO CHIANG

By: /s/ CHEN HSIAO HUNG	By: /s/ CHIANG WEN TE
Name: CHEN HSIAO HUNG	Name: CHIANG WEN TE

By: /s/ LI BI E	By: /s/ LIN KUNG YEN
Name: LI BI E	Name: LIN KUNG YEN

By: /s/ YANG CHE CHIA	By: /s/ HONG ZHONG NAN
Name: YANG CHE CHIA	Name: HONG ZHONG NAN

By: /s/ CHOU SHIOU HUEI	By: /s/ JIAN SU HUA
Name: CHOU SHIOU HUEI	Name: JIAN SU HUA

By: /s/ HSU YA LIN	By: /s/ HAO CHIEH
Name: HSU YA LIN	Name: HAO CHIEH

By: /s/ WANG JEN CHUAN	By: /s/ WANG MEI HUI
Name: WANG JEN CHUAN	Name: WANG MEI HUI

By: /s/ LIAO YUNG MING	By: /s/ LIU TA WEI
Name: LIAO YUNG MING	Name: LIU TA WEI

By: /s/ CHANG CHIEN HAN CHUNG	By: /s/ CHENG HSING LING
Name: CHANG CHIEN HAN CHUNG	Name: CHENG HSING LING

By: /s/ YANG HSIU YUN	By: /s/ LIN TING HUA
Name: YANG HSIU YUN	Name: LIN TING HUA

By: /s/ LIN CHU CHUN	By: /s/ LEE YAO TUNG
Name: LIN CHU CHUN	Name: LEE YAO TUNG

By: /s/ TSAI CHIH HUNG	By: /s/ HUANG SHU JHEN
Name: TSAI CHIH HUNG	Name: HUANG SHU JHEN

By: /s/ TSAI KUO SUNG	By: /s/ CHAO HUI HSIEN
Name: TSAI KUO SUNG	Name: CHAO HUI HSIEN

By: /s/ WU CHI TAI	By: /s/ HSU PEI YU
Name: WU CHI TAI	Name: HSU PEI YU

By: /s/ CHEN HSUAN YU	By: /s/ TU WEI PIN
Name: CHEN HSUAN YU	Name: TU WEI PIN

By: /s/ JIANG KAI WEI	By: /s/ TU CHENG WEI
Name: JIANG KAI WEI	Name: TU CHENG WEI

By: /s/ LIN CHUN WEI	By: /s/ CHAN HUI YING
Name: LIN CHUN WEI	Name: CHAN HUI YING

By: /s/ TU WEN TI	By: /s/ CHUANG YUNG CHI
Name: TU WEN TI	Name: CHUANG YUNG CHI

By: /s/ SHEN WEN CHE	By: /s/ CHIN LI HSUN
Name: SHEN WEN CHE	Name: CHIN LI HSUN

By: /s/ HSIEH TUNG CHI	By: /s/ YEH JEI HUA
Name: HSIEH TUNG CHI	Name: YEH JEI HUA

By: /s/ CHEN YU ZHEN	By: /s/ LIN CHIN CHIANG
Name: CHEN YU ZHEN	Name: LIN CHIN CHIANG

By: /s/ TSAO CHIH TANG	By: /s/ SHIH YEN CHIN
Name: TSAO CHIH TANG	Name: SHIH YEN CHIN

By: /s/ CHENG YA FEN	By: /s/ CHEN HSIANG LI
Name: CHENG YA FEN	Name: CHEN HSIANG LI

By: /s/ HUANG CHUN CHIEH	By: /s/ LIU YU FANG
Name: HUANG CHUN CHIEH	Name: LIU YU FANG

By: /s/ TUNG SU LAN	By: /s/ CHANG HUI CHUN
Name: TUNG SU LAN	Name: CHANG HUI CHUN

By: /s/ YEN YU HSUN	By: /s/ YEH WAN YU
Name: YEN YU HSUN	Name: YEH WAN YU

By: /s/ CHEN MING HSIU	By: /s/ YANG HSIANG HUI
Name: CHEN MING HSIU	Name: YANG HSIANG HUI

By: /s/ NIEN HUI CHU	By: /s/ CHIH YING PEI
Name: NIEN HUI CHU	Name: CHIH YING PEI

By: /s/ SHEN KAI FONG	By: /s/ WANG LING SHIH
Name: SHEN KAI FONG	Name: WANG LING SHIH

By: /s/ CHEN HSIAO MEI	By: /s/ CHENG YEN WEN
Name: CHEN HSIAO MEI	Name: CHENG YEN WEN

U-Li Investment Consulting Enterprise Co., Ltd.	Marcopolo Investment Company Ltd.
By: /s/ LEE SHU FEN	By: /s/ CHOU CHUNG HSIEN
Name: LEE SHU FEN	Name: CHOU CHUNG HSIEN
Title: Director	Title: Director

CHENG HENG Investment Co., Ltd.	HONG YUAN Investment Co., Ltd.
By: /s/ YU HENG CHI	By: /s/ LEE TSUN HSING
Name: YU HENG CHI	Name: LEE TSUN HSING
Title: Director	Title: Director

FENG SHOU Investment Co., Ltd.	By: /s/ CHEN CHANG CHIH
By: /s/ CHEN HUNG JU	Name: CHEN CHANG CHIH
Name: CHEN HUNG JU
Title: Director

Schedule I

No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2019
1	MAO YI HSIAO	1,366,117
2	CHOU CHUNG HSIEN	91,941
3	CHEN HUNG JU	974,276
4	YU HENG CHI	487,345
5	CHENG MIN LUNG	583,112
6	CHEN HSIN CHU	155,285
7	LEE TSUN HSING	20,633
8	CHEN SHU TZU	103,089
9	YEH FU CHAO	109,494
10	CHEN YING CHANG	206,357
11	HSU MING CHU	315,082
12	CHEN YI CHING	40,122
13	YU WAN CHIN	33,440
14	YANG LI LING	100,036
15	WANG LING SHUEH	8,345
16	CHEN PO CHIANG	8,741
17	CHEN HSIAO HUNG	36,292
18	CHIANG WEN TE	380,343
19	LE BI E	26,914
20	LIN KUNG YEN	38,362
21	YANG CHE CHIA	98,248
22	HONG ZHONG NAN	43,317
23	CHOU SHIOU HUEI	26,049
24	JIAN SU HUA	37,669

No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2019
25	HSU YA LIN	170,464
26	HAO CHIEH	40,020
27	WANG JEN CHUAN	14,514
28	WANG MEI HUI	7,457
29	LIAO YUNG MING	29,793
30	LIU TA WEI	102,102
31	CHANG CHIEN HAN CHUNG	50,507
32	CHENG HSING LING	40,319
33	YANG HSIU YUN	20,126
34	LIN TING HUA	101,928
35	LIN CHU CHUN	34,232
36	LEE YAO TUNG	27,535
37	TSAI CHIH HUNG	42,855
38	HUANG SHU CHEN	6,651
39	TSAI KUO SUNG	96,892
40	WU CHI TAI	14,053
41	HSU PEI YU	15,215
42	CHEN HSUAN YU	37,659
43	TU WEI PIN	38,304
44	JIANG KAI WEI	29,187
45	TU CHENG WEI	25,681
46	LIN CHUN WEI	6,589
47	CHAN HUI YING	7,688
48	CHAO HUI HSIEN	115,275
49	TU WEN TI	32,531
50	CHUANG YUNG CHI	35,360
51	SEHN WEN CHE	39,684
52	CHIN LI HSUN	20,206
53	HSIEH TUNG CHI	30,440
54	YEH JEI HUA	37,886

No.	Shareholder Name	Amount of Cash Paid to the Selling Shareholders on or prior to March 31, 2019
55	CHEN YU ZHEN	10,103
56	LIN CHIN CHIANG	12,558
57	TSAO CHIH TANG	3,293
58	SHIH YEN CHIN	10,224
59	CHENG YA FEN	6,627
60	CHEN HSIANG LI	10,224
61	HUANG CHUN CHIEH	10,224
62	LIU YU FANG	10,224
63	TUNG SU LAN	6,890
64	CHANG HUI CHUN	20,460
65	YEN YU HSUN	5,819
66	YEH WAN YU	10,224
67	CHEN MING HSIU	6,890
68	YANG HSIANG HUI	10,224
69	NIEN HUI CHU	10,224
70	CHIH YIN PEI	10,224
71	SHEN KAI FONG	3,334
72	WANG LING SHIH	3,596
73	CHEN HSIAO MEI	3,596
74	CHENG YEN WEN	3,596
75	U-Li Investment Consulting Enterprise Co., Ltd.	5,107,500
76	Marcopolo Investment Company Ltd.	909,254
77	CHENG HENG Investment Co., Ltd.	858,740
78	HONG YUAN Investment Co., Ltd.	626,375
79	FENG SHOU Investment Co., Ltd.	757,712
80	CHEN CHANG CHIH	10,103
Total		NT$15 MILLION